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                                                                   EXHIBIT 10.25

                           FIRST AMENDMENT AGREEMENT


     FIRST AMENDMENT AGREEMENT, dated as of December 30, 1997 (the "First
                                                                    -----
Amendment"), to the Receivables Loan and Security Agreement, dated as of
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December 5, 1996 (as the same may be amended, supplemented, modified or restated
in accordance with its terms, the "RLSA"), among HCFP Funding, Inc. as servicer
                                   ----
(the "Servicer"), Wisconsin Circle Funding Corporation (the "Borrower"), Holland
      --------                                               --------
Limited Securitization, Inc. (the "Lender") and ING Baring (U.S.) Capital
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Markets, Inc. (the "Agent").  Capitalized terms used herein and not otherwise
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defined herein shall have the meanings attributed thereto in the RLSA.

     WHEREAS, the Borrower has informed the Lender and the Agent of its desire to amend the RLSA in order to, among other things, increase the Maximum Borrowing Limit thereunder from $100,000,000 to $200,000,000; and

     WHEREAS, the parties hereto have agreed to amend the RLSA on the terms and subject to the conditions herein set forth in order to effect the foregoing.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO RLSA

     1.1 The cover page to the RLSA is hereby amended by deleting the amount "$100,000,000" appearing in the first line thereof and substituting therefor the amount "$200,000,000".

     1.2  The definition of "Liquidity/Credit Enhancement Facility" appearing in
Section 1.01 of the RLSA is hereby deleted in its entirety and the following is substituted therefor:

          "Liquidity/Credit Enhancement Facility" means the Enhancement
           -------------------------------------
Agreement, dated as of December 5, 1996, among the Issuer, the financial institutions party thereto as lenders and ING (U.S.) Capital Corporation, as the enhancement agent and the Liquidity Agreement, dated as

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      of December 30, 1997, among the Issuer, the financial institutions party thereto as lenders and ING (U.S.) Capital Corporation, as the liquidity agent.

          1.3 The definition of Minimum Overcollateralization Amount appearing in Section 1.01 of the RLSA is hereby amended by deleting the decimal ".15" appearing in the third line of such definition and substituting therefor the decimal ".20".

          1.4 The definition of "Insurer Limit" contained within the definition of "Pledged Receivables Balance" appearing in Section 1.01 of the RLSA is hereby amended by deleting such definition of Insurer Limit in its entirety and substituting therefor the following:

               "Insurer Limit" means the dollar amount by which the aggregate
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               Adjusted Net Realizable Value of the Pledged Receivables related to a single Insurer (other than a Blue Cross or Blue Shield entity) exceeds the product of (i) without duplication, either
               (a) the concentration limit percentage as described in Table A below relating to the credit rating of such Insurer (published by A.M. Best & Company) or (b) the concentration limit percentage as described in Table B below relating to the credit rating of such Insurer (published by S&P) and (ii) the sum of the Adjusted Net Realizable Values of all Pledged Receivables which are Eligible Receivables.

               Table A (A.M. Best & Company):
               ------------------------------

               Relating Category                              Percentage
               -----------------                              ----------

               A+ or higher                                      2.5%
               less than A+ but greater than B                   2.0%
               B and below, unrated or uncategorized             1.0%


               Table B (S&P):
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               Rating Category                                Percentage
               ---------------                                ----------

               A+ or higher                                      5.0%

          1.5 The definition of "Blue Cross/Blue Shield Payor Limit" contained within the definition of "Pledged Receivables Balance" appearing in
Section 1.01 of the RLSA is hereby amended by deleting the decimal "0.2" appearing in the fourth line of the definition of Blue Cross/Blue Shield Payor Limit and substituting therefor the decimal "0.075".


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          1.6  The definition of "Modified Maximum Borrowing Limit" contained within the definition of "Pledged Receivables Balance" appearing in Section 1.01 of the RLSA is hereby amended by deleting such definition of Modified Maximum Borrowing Limit in its entirety and substituting therefor the following:

          "Modified Maximum Borrowing Limit" means the dollar amount by which
           --------------------------------
          the sum of all Originator Commitment Amounts exceeds the sum of (x) HP Equity plus (y) the Borrowing Limit.

          1.7 The definition of "Required Overcollateralization Percentage" appearing in Section 1.01 of the RLSA is hereby deleted in its entirety and the following is substituted therefor:

                    "Required Overcollateralization Percentage" means 25%;
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          provided, that at any time that (i) the face amount of outstanding
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          commercial paper notes of the Lender issued to fund Loans hereunder exceeds $100,000,000 and (ii) the combined STL and SDWW assets of HealthCare Financial Partners, Inc. (the "Parent") on a consolidated basis at any time exceed seventy five percent (75%) of the aggregate amount of loans and/or advances by the Parent, or any subsidiary thereof, which loans and/or advances are secured by Receivables pledged pursuant to any financing agreement, then the Required Overcollateralization Percentage shall be increased to 29%. For purposes of this paragraph, "STL" shall mean secured term loan assets principally secured by short term bridge first mortgages and "SDWW" shall mean senior debt assets secured by subordinate liens in certain assets of the Parent's borrowers.

          1.8 Section 2.03 of the RLSA is hereby amended by deleting the amount "$100,000,000" appearing in the fifth line thereof and substituting therefor the amount "$200,000,000".

          1.9 Section 7.01(n) of the RLSA is hereby deleted in its entirety and the following is substituted therefor:

                    (n) (x) Funding has HP Equity of less than $50,000,000 at any time and such HP Equity deficiency remains unremedied for more than two Business Days after written notice thereof (containing a description of steps to be taken to remedy such failure) shall have been given by the Borrower to

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     the Agent or (y) the Borrower shall have failed to provided the Agent written notice of such deficiency on the Business Day following the occurrence of such deficiency; or

SECTION 2. CONDITIONS TO EFFECTIVENESS

     This First Amendment shall be effective upon the execution and delivery of counterparts hereof by the parties signatory hereto and the fulfillment of the following terms and conditions:

     2.1 The Lender and the Agent shall have received and determined to be in form and substance satisfactory to it (i) a certificate of the Borrower executed by its Secretary dated as of a recent date and certifying (x) that attached thereto is a true and complete copy of a resolution adopted by the Borrower authorizing the execution, delivery and performance of this First Amendment and certifying that such resolution has not been modified, rescinded or amended and is in full force and effect and (y) as to the incumbency and specimen signature of its Responsible Officer executing this First Amendment, and (ii) a certificate of a Responsible Officer of each Loan Party as to the incumbency and signature of the Secretary executing the foregoing certificate.

      2.2 All representations and warranties contained in the RLSA or made in writing to the Lender or the Agent in connection herewith or with the transactions contemplated hereby shall be true and correct in all material respects.

     2.3 No unwaived Event of Termination or Event of Default nor any event that but for notice or lapse of time or both would constitute an Event of Termination or an Event of Default shall have occurred and be continuing.

     2.4 The Agent shall have received a fully executed Fee Letter, substantially in the form of Exhibit A hereto.
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     2.5  The Agent shall have received the favorable written opinion of
Shulman, Rogers, Gandal, Pordy & Ecker, P.A., counsel for the Borrower, substantially in the form of Exhibit B hereto.
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SECTION 3. MISCELLANEOUS

     3.1 Each of the Borrower and the Servicer reaffirms and restates that the representations and warranties set forth in Article IV of the RLSA and any other representations and warranties made by the Borrower and/or the Servicer in the RLSA shall be true and correct on the date hereof with the same force and effect as if made on such date, except to the extent that such representations and warranties speak specifically to an earlier date in which case they shall have been true and correct on such date. In addition, each of

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the Borrower and the Servicer represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no unwaived Event of Termination or Event of Default nor any event that but for notice or lapse of time or both would constitute an Event of Termination or an Event of Default shall have occurred and be continuing as of the date hereof nor would any unwaived Event of Termination or Event of Default nor any event that but for notice or lapse of time or both would constitute an Event of Termination or an Event of Default shall have occurred and be continuing due to this First Amendment becoming effective, (b) such Person has the corporate power and authority to execute and deliver this First Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this First Amendment, and (c) no consent of any other person (including, without limitation, shareholders or creditors of any such Person), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this First Amendment other than such that have been obtained.

      3.2 Except as herein expressly amended, the RLSA is hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

      3.3 The Borrower hereby agrees to pay all costs and expenses incurred by the Lender in connection with this First Amendment including, without limitation, the fees and expenses of Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Lender.

      3.4 All references in the RLSA to "this Agreement" and "herein" and all references to the RLSA in the documents executed in connection with the RLSA shall mean the RLSA as amended hereby and as it may in the future be amended, restated, supplemented or modified from time to time.

      3.5 This First Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this First Amendment.

      3.6 THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

THE BORROWER:                           WISCONSIN CIRCLE FUNDING
                                        CORPORATION

                                            /s/
                                        By: ________________________________
                                            Title: Executive Vice President


THE SERVICER:                           HCFP FUNDING, INC.

                                            /s/
                                        By: ________________________________
                                            Title: Executive Vice President


THE AGENT:                              ING BARING (U.S.) CAPITAL MARKETS,
                                        INC.

                                            /s/
                                        By: ________________________________
                                            Title:


THE LENDER:                             HOLLAND LIMITED SECURITIZATION, INC.


                                        By: ING Baring (U.S.) Capital Markets,
                                            Inc., as attorney-in-fact

                                            /s/
                                        By: ________________________________
                                            Title:


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